UNITED STATES

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 8, 2013

Viropro, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-06718	13-3124057
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

794 Lexington Ave. Suite 3R New York, New York	10065
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 917-297-3674.

N/A

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Viropro Inc. and Biosidus S.A., a prominent Argentinian pharmaceutical developer and  manufacturer of biopharmaceutical products, have entered into an MOU to allow Biosidus to expand business into Malaysia.  The parties intend to enter into contracts under which Biosidus will provide Alpha Biologics with finished products and API supply for distribution in Malaysia.

Oncobiologics collaboration agreement with Viropro was terminated.

Item 9.01 Departure of Directors or Certain Officers

Michelle Peake was terminated as CEO of Alpha Biologics.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: November 8, 2013

VIROPRO, INC.

/s/ Cynthia Ekberg Tsai

Cynthia Ekberg Tsai, Chair and CEO